Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Revenues
Sales of goods	$ 224	$ 284	$ 253
Licensing revenue			2,509
Total revenue	224	284	2,761
Operating expenses
Research and development	7,874	6,798	8,650
General and administrative	5,428	6,175	11,602
Marketing	8	7	10
Cost of goods sold	149	173	160
Total operating expenses	13,459	13,153	20,422
Loss from operations	(13,235)	(12,869)	(17,660)
Other expense
Finance costs	(194)	(240)	(234)
Loss before income taxes	(13,429)	(13,110)	(17,894)
Income tax provision (recovery)
Net loss	$ (13,429)	$ (13,110)	$ (17,894)
Basic and diluted loss per share	$ (0.26)	$ (0.28)	$ (0.48)
Weighted average number of common shares outstanding	52,648	46,155	37,403